Investments (Details 25) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Other than Temporary Impairment, Credit Losses Recognized in Earnings [Roll Forward]
Balance, beginning of period	$ 443	$ 581
Additions:
Initial impairments - credit loss OTTI recognized on securities not previously impaired	45	109
Additional impairments - credit loss OTTI recognized on securities previously impaired	143	125
Reductions:
Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI impaired	(90)	(260)
Due to securities de-recognized in connection with the adoption of new guidance related to the consolidation of VIEs	0	(100)
Due to securities impaired to net present value of expected future cash flows	(57)	(2)
Due to increases in cash flows- accretion of previous credit loss OTTI	(13)	(10)
Balance, end of period	$ 471	$ 443